Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 28 day of June 2017, by and between Michael R. Dunn (the “Seller”) and China Israel Biotechnology Co. LTD, a Chinese corporation, and Central Bio-MD Valley Technology Co., LTD (collectively hereinafter the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Seller desires to sell 6,000,000 restricted common stock shares of Cloud Security Corporation (which represents 46.06% of the issued and outstanding shares as of the date of this Agreement), a Nevada corporation (the “Company”), $.0001 par value per share (the “Shares”), for an aggregate purchase price of $200,000.00 USD (the “Purchase Price”), and the Buyer desires to purchase the Shares upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

1.       Sale and Transfer of the Shares. At the Closing (as hereinafter defined) and subject to the terms and conditions of this Agreement, the Seller shall sell, convey, and deliver to the Buyer, and the Buyer shall purchase and accept from the Seller, the Shares for the Purchase Price specified in Section 2 below.

2.       Purchase Price. In exchange for the Shares, the Buyer shall pay $200,000.00 USD to the Seller upon execution of this Agreement.

3.       Closing. The Closing of the transaction described in this Agreement shall take place on such date as mutually determined by the parties hereto (the “Closing”), which Closing is expected to be on July 12, 2017, unless extended by mutual consent of the parties hereto. At the Closing, the Seller shall deliver to the Buyer one or more stock certificates representing the Shares to be transferred hereunder in accordance with instructions provided by Buyer at Closing. To be clear the buyer is under no obligation to allocate the shares in any particular pro-rata distribution manner.

4.       Representation and Warranties of the Seller. The Seller represents and warrants that:

(a) Authority. The Seller has all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Seller does not and will not violate any provision of any law, regulation or order, or conflict with or result in the breach of, or constitute a default under, any material agreement or instrument to which the Seller is a party or by which the Seller may be bound or affected.

(b) Title. Immediately prior to and at the Closing, the Seller shall be the legal and beneficial owner of the Shares and on the Closing Date, the Seller shall transfer to the Purchaser the Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character.

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(c) Affiliate Status. the Seller is, or has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act").

(d) Restricted Shares; Restriction on Transferability. The Seller hereby represents and warrants to the Buyer that the Shares are “restricted securities” within the meaning of Rule 144 of the Securities Act. The Buyer understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act. The Buyer is aware of the restrictions of transferability of the Shares and further understands the certificates shall bear the following legend.

(a) THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

The Company and/or Seller have neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the shares being purchased, and in the absence of such a registration statement or exemption, the Buyer may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

(e) Duly Endorsed. Seller hereby represents and warrants to the Buyer that the certificates representing the Shares, or electronically held Shares and corresponding documentation, will be duly endorsed upon their transfer to the Buyer.

5.       Representation and Warranties of the Buyer. The Buyer represents and warrants that:

(a) The Buyer has all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Buyer does not and will not violate any provision of any law, regulation or order, or result in the breach of, or constitute a default under, any material agreement or instrument to which Buyer is a party or by which Buyer may be bound or affected.

(b) The Buyer understands that the Company’s shares of Common Stock have not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency;

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(c) The Buyer is not an underwriter and would be acquiring the Company’s shares of Common Stock solely for investment purpose for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

(d) Buyer acknowledges that he has read this agreement, understands the contents hereof, and warrants the truth of each of the representations contained herein;

(e)

(f) The Buyer understands the speculative nature and risks of investments associated with the Company, and confirms that the shares of Common Stock would be suitable and consistent with his or her investment program; and, that his or her financial position enable him or her to bear the risks of this investment;

(g) The Shares subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts;

(h) The Company is under no obligation to register or seek an exemption under any federal securities act, state securities act, or any foreign securities act for any shares of Common Stock of the Company or to cause or permit such shares of Common Stock to be transferred in the absence of any such registration or exemption;

(i) The Buyer has had the opportunity to ask questions of the Company and has received additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company.

(j) The Purchaser has adequate means of providing for his current needs and personal contingencies and has no need to sell the shares of Common Stock in the foreseeable future (that is at the time of the investment, Purchaser can afford to hold the investment for an indefinite period of time);

(k) The Purchaser has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment. Further, Purchaser represents and warrants that he is able to evaluate and interpret the information furnished to him by the Company and is capable of reading and interpreting financial statements. The Purchaser warrants and represents that he is a "sophisticated investor" as that term is defined in United States court decisions and the rules, regulations and decisions of the United States Securities and Exchange Commission.

(k) The Purchaser warrants and represents that he is an "accredited investor" as that term is defined in Section 2(15)(i) or (ii) of the Securities Act of 1933.

6.       Entire Agreement. This Agreement constitutes the complete understanding between the parties hereto with respect to the subject matter hereof, and no alteration, amendment or modification of any of the terms and provisions hereof shall be valid unless made pursuant to an instrument in writing signed by each party. This Agreement supersedes and terminates any and all prior agreements or understandings between the parties regarding the subject matter hereof.

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7.       Fees and Costs. The Seller and the Buyer shall each bear their own fees and costs incurred in connection with this Agreement.

8.       Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns.

9.       Governing Law. This Agreement has been made in and shall be construed and enforced in accordance with the laws of the State of Nevada.

10.      Survival of Representations and Warranties. All representations and warranties made by the Seller and the Buyer shall survive the Closing.

11.      Jurisdiction and Venue. Any claim or controversy arising out of or relating to the interpretation, application or enforcement of any provision of this Agreement, shall be submitted for resolution to a court of competent jurisdiction in Orange County, California. The parties hereby consent to personal jurisdiction and venue in Orange County, California.

12.      Construction and Severability. In the event any provision in this Agreement shall, for any reason, be held to be invalid or unenforceable, this Agreement shall be construed as though it did not contain such invalid or unenforceable provision, and the rights and obligations of the parties hereto shall continue in full force and effect and shall be construed and enforced in accordance with the remaining provisions hereof.

13.      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.      Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall not affect in any manner the meaning or interpretation of this Agreement.

15.      Rule of Construction Relating to Ambiguities. All parties to this Agreement acknowledge that they have each carefully read and reviewed this Agreement with their respective counsel and/or other representative, and therefore, agree that the rule of construction that ambiguities shall be construed against the drafter of the document shall not be applicable.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Seller: Michael R. Dunn

/s/Michael R. Dunn_________________

Michael R. Dunn, an Individual

Buyer:

China Israel Biotechnology Co. LTD

/s/ Qingxi Huang_____________

Name: Qingxi Huang

Title: President

Central Bio-MD Valley Technology Co. LTD

/s/ Qingxi Huang_____________

Name: Qingxi Huang

Title: President

Collective Shares Purchased: 6,000,000 common stock

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